UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 2, 2006

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

2006 Performance Share Program

Effective February 2, 2006, the Compensation Committee of the Board of Directors (the “Committee”) of Adobe Systems Incorporated (the “Company”) adopted the 2006 Performance Share Program (the “Program”). The Committee established the Program to align the new leadership team to achieve key integration milestones and create stockholder value and to retain key executives. All members of the Company’s executive management team and other key members of senior management (the “Program Participants”) will participate in the Program. Awards under the Program were granted February 2, 2006 in the form of “Performance Shares” pursuant to the terms of the Company’s 2003 Equity Incentive Plan or Amended 1994 Performance and Restricted Stock Plan. Performance Shares will be earned, if at all, following the 2007 fiscal year, subject to specified change in control exceptions, and will be settled in fully-vested shares of Adobe common stock.

The Program requires that the Company achieve at least 90% of the Board of Directors-approved operating income targets for the combined fiscal years 2006 and 2007 as a minimum threshold before the Program Participants will earn any Performance Shares under the Program.  If this threshold is achieved, the number of Performance Shares potentially earned under the Program will be 150% of the target payout, and the actual number of Performance Shares earned under the Program will be based on the achievement of eight specific integration-related metrics, including both revenue and non-revenue metrics.  Each metric will be weighted equally.  The Committee may alter the payout for the achievement of non-revenue metrics based on such factors as market reception, revenue, commitment of strategic partners and quality of product shipped, and the payout for revenue metrics will correlate to the percent of such metric achievement.  The Plan Participants may receive less than the Performance Share target payouts under the Program, and in no event may the actual payout exceed 150% of target payout.

The Performance Share target and maximum payouts for the Company’s executive officers are as follows:

Officer	Title	Target	Maximum (150%)
Bruce R. Chizen	Chief Executive Officer	55,000	82,500
Shantanu Narayan	President and Chief Operating Officer	28,000	42,000
Stephen A. Elop	President of Worldwide Field Operations	25,000	37,500
Karen O. Cottle	Senior Vice President, General Counsel and Secretary	14,000	21,000
Margaret (Peg) Wynn	Senior Vice President, Human Resources	14,000	21,000

The description of the Program contained herein is a summary of the material terms of the Program, does not purport to be complete, and is qualified in its entirety by reference to the applicable Program used in connection with the 2003 Equity Incentive Plan or Amended 1994 Performance and Restricted Stock Plan, which are filed hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.  The forms of Maximum Award Grant Notice and Performance Share Maximum Award Agreement for use in connection with grants under the Program pursuant to the terms of the 2003 Equity Incentive Plan are attached hereto as Exhibits 10.3 and 10.4, respectively.  The forms of Maximum Award Grant Notice and Performance Share Maximum Award Agreement for use in connection with grants under the Program pursuant to the terms of the Amended 1994 Performance and Restricted Stock Plan are attached hereto as Exhibits 10.5 and 10.6, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
10.1	Adobe Systems Incorporated 2006 Performance Share Program pursuant to the 2003 Equity

Incentive Plan.

10.2	Adobe Systems Incorporated 2006 Performance Share Program pursuant to the Amended 1994 Performance and Restricted Stock Plan.

10.3	Form of Maximum Award Grant Notice used in connection with grants under the Adobe Systems Incorporated 2006 Performance Share Program pursuant to the 2003 Equity Incentive Plan.

10.4	Form of Performance Share Maximum Award Agreement used in connection with grants under the Adobe Systems Incorporated 2006 Performance Share Program pursuant to the 2003 Equity Incentive Plan.

10.5

Form of Maximum Award Grant Notice used in connection with grants under the Adobe Systems Incorporated 2006 Performance Share Program pursuant to the Amended 1994 Performance and Restricted Stock Plan.

10.6

Form of Performance Share Maximum Award Agreement used in connection with grants under the Adobe Systems Incorporated 2006 Performance Share Program pursuant to the Amended 1994 Performance and Restricted Stock Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: February 3, 2006	By:	/s/ MURRAY J. DEMO
Murray J. Demo
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1	Adobe Systems Incorporated 2006 Performance Share Program pursuant to the 2003 Equity Incentive Plan.

10.2	Adobe Systems Incorporated 2006 Performance Share Program pursuant to the Amended 1994 Performance and Restricted Stock Plan.

10.3	Form of Maximum Award Grant Notice used in connection with grants under the Adobe Systems Incorporated 2006 Performance Share Program pursuant to the 2003 Equity Incentive Plan.

10.4	Form of Performance Share Maximum Award Agreement used in connection with grants under the Adobe Systems Incorporated 2006 Performance Share Program pursuant to the 2003 Equity Incentive Plan.

10.5

Form of Maximum Award Grant Notice used in connection with grants under the Adobe Systems Incorporated 2006 Performance Share Program pursuant to the Amended 1994 Performance and Restricted Stock Plan.

10.6

Form of Performance Share Maximum Award Agreement used in connection with grants under the Adobe Systems Incorporated 2006 Performance Share Program pursuant to the Amended 1994 Performance and Restricted Stock Plan.